UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                                             November 13, 2013

CONTANGO ORE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-54136	27-3431051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 925
HOUSTON, TEXAS 77098
(Address of principal executive offices)

(713) 877-1311
(Registrant’s telephone number, including area code)

3700 BUFFALO SPEEDWAY, SUITE 925
HOUSTON, TEXAS 77098
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2013, Contango ORE, Inc. (“CORE”) issued a press release announcing its recent exploration drilling results and first quarter financial results for the three months ended September 30, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated November 13, 2013

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	November 15, 2013	By:	/s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Treasurer and
Secretary